POWER OF ATTORNEY

I, Francisco G. Cigarroa, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)

hereby constitute and appoint

Jennifer L. Butler

Steven I. Koszalka

Julie E. Lawton

Michael W. Stockton

Courtney R. Taylor

Timothy W. McHale

Jane Y. Chung

Susan K. Countess

Marilyn Paramo

Lovelyn C. Sims

Michael R. Tom

Joshua R. Diggs

Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-14, and any and all amendments thereto, with respect to the proposed reorganizations involving the Funds and the applicable funds of the Capital Group Private Client Services Funds, and any and all other documents and instruments relating to such reorganizations, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Antonio, Texas, on July 26, 2022.

(City, State)

/s/ Francisco G. Cigarroa

Francisco G. Cigarroa, Board member

POWER OF ATTORNEY

I, James G. Ellis, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)

hereby constitute and appoint

Jennifer L. Butler

Steven I. Koszalka

Julie E. Lawton

Michael W. Stockton

Courtney R. Taylor

Timothy W. McHale

Jane Y. Chung

Susan K. Countess

Marilyn Paramo

Lovelyn C. Sims

Michael R. Tom

Joshua R. Diggs

Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-14, and any and all amendments thereto, with respect to the proposed reorganizations involving the Funds and the applicable funds of the Capital Group Private Client Services Funds, and any and all other documents and instruments relating to such reorganizations, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Marino, CA, on July 26, 2022.

(City, State)

/s/ James G. Ellis

James G. Ellis, Board member

POWER OF ATTORNEY

I, Nariman Farvardin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888

hereby constitute and appoint

Jennifer L. Butler

Steven I. Koszalka

Julie E. Lawton

Michael W. Stockton

Courtney R. Taylor

Timothy W. McHale

Jane Y. Chung

Susan K. Countess

Marilyn Paramo

Lovelyn C. Sims

Michael R. Tom

Joshua R. Diggs

Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-14, and any and all amendments thereto, with respect to the proposed reorganizations involving the Funds and the applicable funds of the Capital Group Private Client Services Funds, and any and all other documents and instruments relating to such reorganizations, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Hoboken, NJ, on July 26, 2022.

(City, State)

/s/ Nariman Farvardin

Nariman Farvardin, Board member

POWER OF ATTORNEY

I, Michael C. Gitlin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)

hereby constitute and appoint

Jennifer L. Butler

Steven I. Koszalka

Julie E. Lawton

Michael W. Stockton

Courtney R. Taylor

Timothy W. McHale

Jane Y. Chung

Susan K. Countess

Marilyn Paramo

Lovelyn C. Sims

Michael R. Tom

Joshua R. Diggs

Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-14, and any and all amendments thereto, with respect to the proposed reorganizations involving the Funds and the applicable funds of the Capital Group Private Client Services Funds, and any and all other documents and instruments relating to such reorganizations, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Santa Monica, CA, on July 26, 2022.

(City, State)

/s/ Michael C. Gitlin

Michael C. Gitlin, Board member

POWER OF ATTORNEY

I, Mary Davis Holt, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)

hereby constitute and appoint

Jennifer L. Butler

Steven I. Koszalka

Julie E. Lawton

Michael W. Stockton

Courtney R. Taylor

Timothy W. McHale

Jane Y. Chung

Susan K. Countess

Marilyn Paramo

Lovelyn C. Sims

Michael R. Tom

Joshua R. Diggs

Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-14, and any and all amendments thereto, with respect to the proposed reorganizations involving the Funds and the applicable funds of the Capital Group Private Client Services Funds, and any and all other documents and instruments relating to such reorganizations, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Alexandria, VA, on July 26, 2022.

(City, State)

/s/ Mary Davis Holt

Mary Davis Holt, Board member

POWER OF ATTORNEY

I, Merit E. Janow, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)

hereby constitute and appoint

Jennifer L. Butler

Steven I. Koszalka

Julie E. Lawton

Michael W. Stockton

Courtney R. Taylor

Timothy W. McHale

Jane Y. Chung

Susan K. Countess

Marilyn Paramo

Lovelyn C. Sims

Michael R. Tom

Joshua R. Diggs

Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-14, and any and all amendments thereto, with respect to the proposed reorganizations involving the Funds and the applicable funds of the Capital Group Private Client Services Funds, and any and all other documents and instruments relating to such reorganizations, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, on July 26, 2022.

(City, State)

/s/ Merit E. Janow

Merit E. Janow, Board member

POWER OF ATTORNEY

I, Margaret Spellings, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)

hereby constitute and appoint

Jennifer L. Butler

Steven I. Koszalka

Julie E. Lawton

Michael W. Stockton

Courtney R. Taylor

Timothy W. McHale

Jane Y. Chung

Susan K. Countess

Marilyn Paramo

Lovelyn C. Sims

Michael R. Tom

Joshua R. Diggs

Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-14, and any and all amendments thereto, with respect to the proposed reorganizations involving the Funds and the applicable funds of the Capital Group Private Client Services Funds, and any and all other documents and instruments relating to such reorganizations, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Dallas, TX, on July 26, 2022.

(City, State)

/s/ Margaret Spellings

Margaret Spellings, Board member

POWER OF ATTORNEY

I, Alexandra Trower, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)

hereby constitute and appoint

Jennifer L. Butler

Steven I. Koszalka

Julie E. Lawton

Michael W. Stockton

Courtney R. Taylor

Timothy W. McHale

Jane Y. Chung

Susan K. Countess

Marilyn Paramo

Lovelyn C. Sims

Michael R. Tom

Joshua R. Diggs

Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-14, and any and all amendments thereto, with respect to the proposed reorganizations involving the Funds and the applicable funds of the Capital Group Private Client Services Funds, and any and all other documents and instruments relating to such reorganizations, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, on July 26, 2022.

(City, State)

/s/ Alexandra Trower

Alexandra Trower, Board member

POWER OF ATTORNEY

I, Paul S. Williams, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)

hereby constitute and appoint

Jennifer L. Butler

Steven I. Koszalka

Julie E. Lawton

Michael W. Stockton

Courtney R. Taylor

Timothy W. McHale

Jane Y. Chung

Susan K. Countess

Marilyn Paramo

Lovelyn C. Sims

Michael R. Tom

Joshua R. Diggs

Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-14, and any and all amendments thereto, with respect to the proposed reorganizations involving the Funds and the applicable funds of the Capital Group Private Client Services Funds, and any and all other documents and instruments relating to such reorganizations, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Columbus, OH, on July 26, 2022.

(City, State)

/s/ Paul S. Williams

Paul S. Williams, Board member

POWER OF ATTORNEY

I, Karl J. Zeile, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)

hereby constitute and appoint

Jennifer L. Butler

Steven I. Koszalka

Julie E. Lawton

Michael W. Stockton

Courtney R. Taylor

Timothy W. McHale

Jane Y. Chung

Susan K. Countess

Marilyn Paramo

Lovelyn C. Sims

Michael R. Tom

Joshua R. Diggs

Sandra Chuon Kyle J. Ilsley Brian C. Janssen Hong T. Le Gregory F. Niland W. Michael Pattie

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-14, and any and all amendments thereto, with respect to the proposed reorganizations involving the Funds and the applicable funds of the Capital Group Private Client Services Funds, and any and all other documents and instruments relating to such reorganizations, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Westlake Village, CA, on July 26, 2022.

(City, State)

/s/ Karl J. Zeile

Karl J. Zeile, Board member